UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                 Date of Report (Date of earliest event report)
                     September 2, 1999 (September 1, 1999)

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      1-4274                  37-1351861
           --------                      ------                  ----------
(State or other jurisdiction of       (Commission               IRS Employer
incorporation or organization)        File Number)           Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



Total Pages: 3


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                         Exhibit Index appears on Page 2
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Item 5. Other Events

Citizens First Financial Corp., the parent company of Citizens Savings Bank, announced the completion of its 5% stock repurchase program which was previously announced on May 17, 1999.

A press release announcing the completion of the stock repurchase program is attached as Exhibit 99.1.


                                Exhibit Index

Exhibit No.                                                          Page
----------                                                           ----
99.1                Press release dated September 1, 1999              3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 1, 1999              By:  /s/ C. William  Landefeld
                                         ---------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer



Dated: September 1, 1999,             By:  /s/ Dallas G. Smiley
                                         ----------------------
                                           Dallas G. Smiley
                                           Senior Vice-President and
                                           Chief Financial Officer


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